Exhibit 99.1

FOR IMMEDIATE RELEASE
February 26, 2009

Novell Reports Financial Results for First Fiscal Quarter 2009

     •   Delivers strong operating margin performance
     •   Reiterates operating margin target for full fiscal year 2009

WALTHAM, Mass. – February 26, 2009 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its first fiscal quarter ended January 31, 2009. For the quarter, Novell reported net revenue of $215 million. This compares to net revenue of $231 million for the first fiscal quarter of 2008. Income from operations for the first fiscal quarter of 2009 was $14 million, compared to income from operations of $8 million for the first fiscal quarter of 2008. Net income in the first fiscal quarter of 2009 was $11 million, or $0.03 per share. This compares to net income of $17 million, or $0.05 per share, for the first fiscal quarter of 2008. In the first fiscal quarter of 2009, foreign currency exchange rates negatively impacted net revenue by $3 million and favorably impacted operating expenses by $11 million and income from operations by $8 million compared to the same period last year.

On a non-GAAP basis, income from operations for the first fiscal quarter of 2009 was $34 million. This compares to non-GAAP income from operations of $25 million in the year-ago quarter. Non-GAAP net income for the first fiscal quarter of 2009 was $24 million, or $0.07 per share. This compares to non-GAAP net income of $30 million, or $0.09 per share, for the first fiscal quarter of 2008.

Novell reported $37 million of product revenue from Open Platform Solutions, of which $35 million was from Linux Platform Products, up 24% compared to the same period last year. Product revenue from Identity and Security Management was $28 million, of which Identity, Access and Compliance Management (formerly called Identity and Access Management) was $26 million, down 8% compared to the same period last year. Product revenue from Systems and Resource Management was $40 million, up 9% compared to the same period last year. Workgroup product revenue of $81 million decreased 9% compared to the same period last year.

“While our invoicing was below our expectations in this weak economy, we continued to take actions to carefully manage our operating margin,” said Ron Hovsepian, President and CEO of Novell. “We are confident about our long-term growth opportunities and remain committed to maintaining our target profitability levels.”

Cash, cash equivalents and short-term investments were $1.0 billion at January 31, 2009, consistent with last quarter. Days sales outstanding in accounts receivable was 46 days at the end of the first fiscal quarter of 2009 down from 51 days at the end of the year-ago quarter. Total deferred revenue was $705 million at the end of the first fiscal quarter of 2009, down from $723 million at the end of the year-ago quarter. For the first fiscal quarter of 2009, cash flow from operations was $14 million and included a $25 million payment from Microsoft. This compares to cash flow from operations of negative $26 million in the first fiscal quarter of 2008.

Novell did not repurchase any shares of common stock during the quarter under its share repurchase program. There is currently $33 million remaining under the share repurchase program, and Novell intends to use the program to maintain a steady level of shares outstanding.

During the quarter, Novell used $4 million of cash to repurchase a portion of its outstanding 0.5% senior convertible debentures.

Full details on Novell's reported results, including a reconciliation of the non-GAAP results, are included in the financial schedules that are a part of this release.

Financial Outlook

Novell management remains committed to long-term sustainable profitability. Novell management reiterates its target of no less than 10% non-GAAP operating margin in the full fiscal year 2009.

Conference Call Notification and Web Access Detail

A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00 PM ET on February 26, 2009. The conference call will be available live as a listen-only webcast from Novell's Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell”. The international dial-in number is +1-706-679-2263, password “Novell”.

Following the live event, an archived version of the webcast will be available for twelve months on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine bonuses. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, purchased in-process research and development, and the sale of business operations, long-term investments, and property, plant and equipment.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, future opportunities, the benefits and synergies of our brands, strategies and acquisitions, and the growth of the Linux Platform Products, Identity, Access and Compliance Management, and Systems and Resource Management markets. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations, speak only as of the date hereof, and are subject to a number of factors, including, but not limited to: difficulties, delays or unexpected costs in completing our cost reduction and sales growth strategic initiatives; our ability to attract and retain new customers through our indirect sales strategy; our reliance on an indirect sales channel for the distribution of products; our ability to renew SLES subscriptions with those customers who have received SLES certificates from Microsoft; an accelerated decline in our OES and NetWare-related revenue stream; the ability of our Open Platform Solutions, Identity and Security Management, and Systems and Resource Management business unit segments to grow at expected rates; our ability to successfully integrate acquired companies; our ability to compete in markets for infrastructure software services; our ability to meet customer demand for technical support services; our ability to maintain a strong brand; delays in the introduction of new products; increased foreign research and development operations; reliance on software licensed from third parties; our ability to attract and retain talented employees; claims that we have infringed the intellectual property rights of others; adverse results in legal disputes; our ability to protect our confidential information; impairment of goodwill or amortizable intangible assets causing a charge to earnings; exposure to increased economic and regulatory uncertainties from operating a global business; cancellations or reductions in the scope of our engagements with professional services clients; and uncertain economic conditions and reductions in IT spending.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2008 filed with the SEC on December 23, 2008, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web site at http://www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell

Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell and the Novell logo are registered trademarks of Novell, Inc. in the United States and other countries. *All third party marks are the property of their respective owners.

Press Contact:

Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                           Page 5 of 11

                                       Novell, Inc.
                Consolidated Unaudited Condensed Statements of Operations
                          (In thousands, except per share data)

                                                                Fiscal Quarter Ended
                                                    ----------------------------------------------
                                                        Jan 31, 2009             Jan 31, 2008
                                                    ---------------------     --------------------
Net revenue:
  Software licenses                                             $ 28,267                 $ 40,202
  Maintenance and subscriptions                                  158,815                  150,067
  Services (1)                                                    27,789                   40,657
                                                    ---------------------     --------------------
Total net revenue                                                214,871                  230,926
                                                    ---------------------     --------------------

Cost of revenue:
  Software licenses                                                2,526                    3,099
  Maintenance and subscriptions                                   12,899                   10,941
  Services                                                        31,472                   43,901
                                                    ---------------------     --------------------
Total cost of revenue                                             46,897                   57,941
                                                    ---------------------     --------------------

Gross profit                                                     167,974                  172,985
                                                    ---------------------     --------------------

Operating expenses:
  Sales and marketing                                             76,894                   88,005
  Product development                                             45,392                   44,735
  General and administrative                                      24,195                   27,397
  Other operating expenses (2)                                     7,849                    4,367
                                                    ---------------------     --------------------
Total operating expenses                                         154,330                  164,504

Income from operations                                            13,644                    8,481
  Operating margin %                                                6.3%                     3.7%

Other income, net:
  Interest income, net                                             5,790                   16,449
  Other                                                           (3,426)                     707
                                                    ---------------------     --------------------
Total other income, net                                            2,364                   17,156
                                                    ---------------------     --------------------

Income from continuing operations before taxes                    16,008                   25,637

Income tax expense                                                 6,367                   10,953
                                                    ---------------------     --------------------

Income from continuing operations                                  9,641                   14,684

Income from discontinued operations before taxes                   1,036                    1,285
Income tax benefit on discontinued operations                          -                     (836)
                                                    ---------------------     --------------------
Income from discontinued operations                                1,036                    2,121

Net Income                                                      $ 10,677                 $ 16,805
                                                    =====================     ====================

Diluted earnings per share:

  Continuing operations                                           $ 0.03                   $ 0.04
  Net income                                                      $ 0.03                   $ 0.05

Weighted average shares                                          344,281                  353,047

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                          Page 6 of 11

                                     Novell, Inc.
                   Consolidated Unaudited Condensed Balance Sheets
                                   (In thousands)

                                                     Jan 31, 2009                 Oct 31, 2008
                                                  -------------------          -------------------
Assets

Current assets:
    Cash and cash equivalents                            $   648,093                   $  680,034
    Short-term investments                                   387,334                      387,813
    Restricted cash                                           52,879                       52,701
    Receivables, net                                         111,775                      193,088
    Prepaid expenses                                          32,508                       34,365
    Current deferred tax assets                                4,718                        5,685
    Other current assets                                      25,705                       32,006
                                                  -------------------          -------------------
Total current assets                                       1,263,012                    1,385,692

Property, plant and equipment, net                           168,126                      174,978
Long-term investments                                         12,991                       14,972
Goodwill                                                     616,801                      582,117
Intangible assets, net                                        57,817                       53,320
Deferred income taxes                                         36,483                       36,244
Other assets                                                  21,848                       22,026
                                                  -------------------          -------------------

Total assets                                             $ 2,177,078                  $ 2,269,349
                                                  ===================          ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                     $    28,544                  $    36,982
    Accrued compensation                                      61,908                      102,317
    Other accrued liabilities                                 92,884                      108,929
    Income taxes payable                                       4,851                       22,563
    Senior convertible debentures                            121,668                      125,668
    Deferred revenue                                         487,412                      503,174
                                                  -------------------          -------------------
Total current liabilities                                    797,267                      899,633

Deferred income taxes                                         11,643                       11,725
Other long-term liabilities                                   46,354                       43,587
Long-term deferred revenue                                   217,205                      226,876
                                                  -------------------          -------------------

Total liabilities                                          1,072,469                    1,181,821

Stockholders' equity                                       1,104,609                    1,087,528
                                                  -------------------          -------------------

Total liabilities and stockholders' equity               $ 2,177,078                  $ 2,269,349
                                                  ===================          ===================

                                                                                           Page 7 of 11

                                             Novell, Inc.
                     Consolidated Unaudited Condensed Statements of Cash Flows
                                            (In thousands)

                                                                          Fiscal Quarter Ended
                                                                  -------------------------------------
                                                                   Jan 31, 2009         Jan 31, 2008
                                                                  ----------------    -----------------

Cash flows from operating activities
  Net income                                                             $ 10,677             $ 16,805
  Adjustments to reconcile net income to net cash provided
  by (used in) operating activities:
    Stock-based compensation expense                                        8,031               10,767
    Depreciation and amortization                                          11,021                9,000
    Change in accounts receivable allowances                                  216                 (363)
    Utilization of previously reserved acquired net operating losses        1,102                5,002
    Gain on debenture repurchases                                             (68)                   -
    Gain on discontinued operations, before taxes                          (1,036)              (1,180)
    Impairment of investments                                               1,677                    -
    Gain on sale of subsidiaries                                             (200)                   -
    Changes in current assets and liabilities, excluding
     acquisitions and dispositions                                        (17,287)             (66,317)
                                                                  ----------------    -----------------

    Net cash provided by (used in) operating activities                    14,133              (26,286)
                                                                  ----------------    -----------------

Cash flows from investing activities
    Purchases of property, plant and equipment                             (3,512)              (5,859)
    Short-term investment activity                                          6,543               34,518
    Long-term investment activity                                             535                    -
    Cash restricted due to litigation                                        (178)             (51,495)
    Net proceeds from sale of discontinued operations                       1,036               (3,417)
    Net cash paid for acquisitions                                        (42,950)                   -
    Other                                                                  (3,015)                (921)
                                                                  ----------------    -----------------

    Net cash used in investing activities                                 (41,541)             (27,174)
                                                                  ----------------    -----------------

Cash flows from financing activities
    (Surrenders) issuance of common stock, net                               (498)               2,582
    Excess tax benefits from stock-based compensation                          26                9,680
    Debt repayment                                                           (192)                   -
    Debenture repurchases                                                  (3,869)                   -
                                                                  ----------------    -----------------

    Net cash (used in) provided by financing activities                    (4,533)              12,262
                                                                  ----------------    -----------------

Decrease in cash and cash equivalents                                     (31,941)             (41,198)

Cash and cash equivalents - beginning of period                           680,034            1,079,819
                                                                  ----------------    -----------------

Cash and cash equivalents - end of period                               $ 648,093           $1,038,621
                                                                  ================    =================

                                                                                      Page 8 of 11

                                                Novell, Inc.
                            Unaudited Non-GAAP Adjusted Income From Operations
                                 (In thousands, except per share data)

                                                                   Fiscal Quarter Ended
                                                              -------------------------------
                                                              Jan 31, 2009      Jan 31, 2008
                                                              --------------    -------------

    GAAP income from operations                                    $ 13,644          $ 8,481
                                                              --------------    -------------

     Adjustments:
      Stock-based compensation expense:
        Cost of revenue                                                 912            1,297
        Sales and marketing                                           2,563            3,417
        Product development                                           2,505            3,004
        General and administrative                                    2,051            3,049
                                                              --------------    -------------
          Sub-total                                                   8,031           10,767
                                                              --------------    -------------

      Acquisition-related intangible asset amortization:
        Cost of revenue                                               2,753            1,192
        Sales and marketing                                           1,550              350
                                                              --------------    -------------
          Sub-total                                                   4,303            1,542
                                                              --------------    -------------

      Other operating expenses (income):
        Restructuring expenses                                        8,049            4,367
        Gain on sale of subsidiaries                                   (200)               -
                                                              --------------    -------------
          Sub-total                                                   7,849            4,367
                                                              --------------    -------------

      Total operating adjustments                                    20,183           16,676

    Non-GAAP income from operations                                $ 33,827         $ 25,157
                                                              ==============    =============
     Operating margin %                                               15.7%            10.9%

----------------------------------------------------------------------------------------------------

                                                  Novell, Inc.
                                   Unaudited Non-GAAP Adjusted Net Income
                                    (In thousands, except per share data)

                                                                   Fiscal Quarter Ended
                                                              -------------------------------
                                                              Jan 31, 2009      Jan 31, 2008
                                                              --------------    -------------

    GAAP net income                                                $ 10,677         $ 16,805
                                                              --------------    -------------

      Operating adjustments (detailed above)                         20,183           16,676
      Non-operating expenses (income) adjustments:
        Gain on debenture repurchases                                   (68)               -
        Impairment of investments                                     1,677                -
                                                              --------------    -------------
          Sub-total                                                   1,609                -
                                                              --------------    -------------

      Total pre-tax adjustments                                      21,792           16,676

      Income tax adjustments                                         (7,023)          (1,152)

      Income from discontinued operations, net of taxes              (1,036)          (2,121)
                                                              --------------    -------------

      Total net adjustments                                          13,733           13,403

    Non-GAAP net income and non-GAAP income
      from continuing operations                                   $ 24,410         $ 30,208
                                                              ==============    =============

    GAAP net income per share                                        $ 0.03           $ 0.05
        Total adjustments detailed above                               0.04             0.04
                                                              --------------    -------------

    Non-GAAP net income per share and non-GAAP
      income from continuing operations per share                    $ 0.07           $ 0.09
                                                              ==============    =============

    Non-GAAP weighted average shares                                344,281          353,047
                                                              ==============    =============

    Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                  Page 9 of 11
                                                                         Novell, Inc.
                                                      Consolidated Unaudited Condensed Segment Results
                                                         (in thousands, except per share data)

                                                                            Fiscal Quarter Ended January 31, 2009
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                             Common
                                     Solutions    %     Management   %     Management   %      Workgroup    %   Unallocated     Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -     $ 5,967   15.7     $ 9,136   20.1    $ 13,164   14.6    $      -    $ 28,267   13.2
  Maintenance and subscriptions         37,111   89.5      22,319   58.8      31,116   68.5      68,269   75.8           -     158,815   73.9
  Services                               4,351   10.5       9,700   25.5       5,151   11.3       8,587    9.5           -      27,789   12.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       41,462  100.0      37,986  100.0      45,403  100.0      90,020  100.0           -     214,871  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -         537    1.4         832    1.8         678    0.8         479       2,526    1.2
  Maintenance and subscriptions          1,849    4.5       2,007    5.3       2,833    6.2       3,514    3.9       2,696      12,899    6.0
  Services                               5,844   14.1      10,050   26.5       4,471    9.8      10,617   11.8         490      31,472   14.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                    7,693   18.6      12,594   33.2       8,136   17.9      14,809   16.5       3,665      46,897   21.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            33,769   81.4      25,392   66.8      37,267   82.1      75,211   83.5      (3,665)    167,974   78.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      76,894      76,894   35.8
  Product development                   14,299   34.5       8,336   21.9      11,339   25.0       8,913    9.9       2,505      45,392   21.1
  General and administrative                 -      -           -      -           -      -           -      -      24,195      24,195   11.3
  Other operating expenses                   -      -           -      -           -      -           -      -       7,849       7,849    3.7
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                14,299   34.5       8,336   21.9      11,339   25.0       8,913    9.9     111,443     154,330   71.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 19,470   47.0    $ 17,056   44.9    $ 25,928   57.1    $ 66,298   73.6  $ (115,108)   $ 13,644    6.3
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

                                                                            Fiscal Quarter Ended October 31, 2008
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                            Common
                                     Solutions    %     Management   %     Management   %      Workgroup   %    Unallocated    Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -    $ 16,042   38.0    $ 13,650   23.5    $ 21,670   21.1    $      -    $ 51,362   21.0
  Maintenance and subscriptions         36,849   88.5      21,283   50.4      31,467   54.2      70,057   68.2           -     159,656   65.2
  Services                               4,809   11.5       4,914   11.6      12,976   22.3      11,019   10.7           -      33,718   13.8
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       41,658  100.0      42,239  100.0      58,093  100.0     102,746  100.0           -     244,736  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -       2,036    4.8       1,210    2.1         788    0.8         757       4,791    2.0
  Maintenance and subscriptions          2,476    5.9       2,701    6.4       2,789    4.8       2,547    2.5       2,352      12,865    5.3
  Services                               7,215   17.3      14,540   34.4       4,512    7.8      12,319   12.0       1,001      39,587   16.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                    9,691   23.3      19,277   45.6       8,511   14.7      15,654   15.2       4,110      57,243   23.4
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            31,967   76.7      22,962   54.4      49,582   85.3      87,092   84.8      (4,110)    187,493   76.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      90,858      90,858   37.1
  Product development                   14,438   34.7      10,448   24.7      12,342   21.2      10,764   10.5       2,463      50,455   20.6
  General and administrative                 -      -           -      -           -      -           -      -      27,014      27,014   11.0
  Other operating expenses                   -      -           -      -           -      -           -      -      25,509      25,509   10.4
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                14,438   34.7      10,448   24.7      12,342   21.2      10,764   10.5     145,844     193,836   79.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 17,529   42.1    $ 12,514   29.6    $ 37,240   64.1    $ 76,328   74.3  $ (149,954)   $ (6,343)  (2.6)
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

                                                                            Fiscal Quarter Ended January 31, 2008
                                     -----------------------------------------------------------------------------------------------------------

                                                         Identity           Systems
                                   Open Platform       and Security       and Resource                            Common
                                     Solutions    %     Management   %     Management   %      Workgroup   %    Unallocated    Total      %
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Net revenue:
  Software licenses                   $      -      -    $ 12,626   26.8     $ 7,945   18.3    $ 19,631   18.9    $      -    $ 40,202   17.4
  Maintenance and subscriptions         31,136   84.6      19,716   41.9      29,096   67.1      70,119   67.6           -     150,067   65.0
  Services                               5,663   15.4      14,688   31.2       6,298   14.5      14,008   13.5           -      40,657   17.6
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total net revenue                       36,799  100.0      47,030  100.0      43,339  100.0     103,758  100.0           -     230,926  100.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Cost of revenue:
  Software licenses                          -      -       1,170    2.5         714    1.6         968    0.9         247       3,099    1.3
  Maintenance and subscriptions          2,127    5.8       1,825    3.9       2,611    6.0       3,456    3.3         922      10,941    4.7
  Services                               8,883   24.1      16,180   34.4       4,523   10.4      12,995   12.5       1,320      43,901   19.0
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total cost of revenue                   11,010   29.9      19,175   40.8       7,848   18.1      17,419   16.8       2,489      57,941   25.1
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Gross profit                            25,789   70.1      27,855   59.2      35,491   81.9      86,339   83.2      (2,489)    172,985   74.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Operating expenses:
  Sales and marketing                        -      -           -      -           -      -           -      -      88,005      88,005   38.1
  Product development                   13,921   37.8      11,459   24.4       7,818   18.0       8,533    8.2       3,004      44,735   19.4
  General and administrative                 -      -           -      -           -      -           -      -      27,397      27,397   11.9
  Other operating expenses                   -      -           -      -           -      -           -      -       4,367       4,367    1.9
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------
Total operating expenses                13,921   37.8      11,459   24.4       7,818   18.0       8,533    8.2     122,773     164,504   71.2
                                     ---------- ------  ---------- ------  ---------- ------  ---------- ------  ----------  ---------- ------

Income (loss) from operations         $ 11,868   32.3    $ 16,396   34.9    $ 27,673   63.9    $ 77,806   75.0  $ (125,262)    $ 8,481    3.7
                                     ========== ======  ========== ======  ========== ======  ========== ======  ==========  ========== ======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                         Page 10 of 11

                                                                     Novell, Inc.
                                   Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                    (In thousands)

                                                                                       Fiscal Year                                                   Change from
                                              Q1 2008       %      Q4 2008%       2008         %       Q1 2009       %          Q4 2008 to Q1 2009   Q1 2008 to Q1 2009
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    --------------------  --------------------
Open platform solutions
  Linux platform products
    Software licenses                          $     -         -    $     -          -   $      -         -     $     -         -       $    -          -     $    -          -
    Maintenance and subscriptions               28,513      12.3     34,301       14.0    123,386      12.9      35,230      16.4          929        2.7      6,717       23.6
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                28,513      12.3     34,301       14.0    123,386      12.9      35,230      16.4          929        2.7      6,717       23.6
  Other open platform products
    Software licenses                                -         -          -          -        164       0.0           -         -            -          -          -          -
    Maintenance and subscriptions                2,623       1.1      2,548        1.0      9,576       1.0       1,881       0.9         (667)     (26.2)      (742)     (28.3)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                 2,623       1.1      2,548        1.0      9,740       1.0       1,881       0.9         (667)     (26.2)      (742)     (28.3)

Total open platform solutions                   31,136      13.5     36,849       15.1    133,126      13.9      37,111      17.3          262        0.7      5,975       19.2

Identity and security management
  Identity, access and compliance management
    Software licenses                           11,874       5.1     15,439        6.3     53,956       5.6       5,531       2.6       (9,908)     (64.2)    (6,343)     (53.4)
    Maintenance and subscriptions               16,609       7.2     19,370        7.9     70,321       7.4      20,604       9.6        1,234        6.4      3,995       24.1
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                28,483      12.3     34,809       14.2    124,277      13.0      26,135      12.2       (8,674)     (24.9)    (2,348)      (8.2)
  Other identity and security management
    Software licenses                              752       0.3        603        0.2      2,667       0.3         436       0.2         (167)     (27.7)      (316)     (42.0)
    Maintenance and subscriptions                3,107       1.3      1,913        0.8     10,301       1.1       1,715       0.8         (198)     (10.4)    (1,392)     (44.8)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                 3,859       1.7      2,516        1.0     12,968       1.4       2,151       1.0         (365)     (14.5)    (1,708)     (44.3)

Total identity and security management          32,342      14.0     37,325       15.3    137,245      14.3      28,286      13.2       (9,039)     (24.2)    (4,056)     (12.5)

Systems and resource management
    Software licenses                            7,945       3.4     13,650        5.6     48,126       5.0       9,136       4.3       (4,514)     (33.1)     1,191       15.0
    Maintenance and subscriptions               29,096      12.6     31,467       12.9    122,040      12.8      31,116      14.5         (351)      (1.1)     2,020        6.9

Total systems and resource management           37,041      16.0     45,117       18.4    170,166      17.8      40,252      18.7       (4,865)     (10.8)     3,211        8.7

Workgroup
  OES and NetWare-related
    Software licenses                            9,600       4.2     10,364        4.2     39,379       4.1       3,977       1.9       (6,387)     (61.6)    (5,623)     (58.6)
    Maintenance and subscriptions               41,849      18.1     41,425       16.9    166,496      17.4      40,176      18.7       (1,249)      (3.0)    (1,673)      (4.0)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                51,449      22.3     51,789       21.2    205,875      21.5      44,153      20.5       (7,636)     (14.7)    (7,296)     (14.2)
  Collaboration
    Software licenses                            6,574       2.8      7,424        3.0     28,320       3.0       3,136       1.5       (4,288)     (57.8)    (3,438)     (52.3)
    Maintenance and subscriptions               20,790       9.0     21,928        9.0     85,462       8.9      21,791      10.1         (137)      (0.6)     1,001        4.8
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                27,364      11.8     29,352       12.0    113,782      11.9      24,927      11.6       (4,425)     (15.1)    (2,437)      (8.9)
  Other workgroup
    Software licenses                            3,457       1.5      3,882        1.6     16,371       1.7       6,051       2.8        2,169       55.9      2,594       75.0
    Maintenance and subscriptions                7,480       3.2      6,704        2.7     28,911       3.0       6,302       2.9         (402)      (6.0)    (1,178)     (15.7)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
                                                10,937       4.7     10,586        4.3     45,282       4.7      12,353       5.7        1,767       16.7      1,416       12.9

Total workgroup                                 89,750      38.9     91,727       37.5    364,939      38.2      81,433      37.9      (10,294)     (11.2)    (8,317)      (9.3)

Total software licenses, maintenance
  and subscriptions
    Software licenses                           40,202      17.4     51,362       21.0    188,983      19.8      28,267      13.2      (23,095)     (45.0)   (11,935)     (29.7)
    Maintenance and subscriptions              150,067      65.0    159,656       65.2    616,493      64.5     158,815      73.9         (841)      (0.5)     8,748        5.8
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------
Total product revenue                          190,269      82.4    211,018       86.2    805,476      84.2     187,082      87.1      (23,936)     (11.3)    (3,187)      (1.7)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------

Services                                        40,657      17.6     33,718       13.8    151,037      15.8      27,789      12.9       (5,929)     (17.6)   (12,868)     (31.7)
                                             ---------- ---------  ---------  --------- ---------- ---------  ---------- ---------    ---------  ---------  --------- ----------

Total net revenue                             $230,926     100.0   $244,736      100.0   $956,513     100.0    $214,871     100.0     $(29,865)     (12.2)  $(16,055)      (7.0)
                                             ========== =========  =========  ========= ========== =========  ========== =========    =========  =========  ========= ==========

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity, Access and Compliance Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin
                              > Managed Objects

                        Workgroup

                               Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services